VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA YNY
File No. 811-22138, CIK 0001412374
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA YNY, a unit investment trust registered under the ACT, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBerstein Variable Products Series Fund, Inc, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series and MFS Variable Insurance Trust. This constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

On 8/31/09, Transamerica Series Trust filed with the Commission via EDGAR (CIK 0000778207).

On 8/28/09, AIM Variable Insurance Funds filed with the Commission via EDGAR (CIK 0000896435).

On 8/24/09, AllianceBernstein Variable Products Series Fund, Inc filed with the Commission via EDGAR (CIK 0000825316).

On 9/1/09, 8/21/09, 8/28/09, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK 0000356494, CIK 0000831016, CIK 0000927384).

On 8/28/09, Franklin Templeton Variable Insurance Products Trust Filed with the Commission via EDGAR (CIK 0000837274).

On 8/27/09, Janus Aspen Series filed with the Commission via EDGAR (CIK 0000906185).

On 9/1/09, MFS Variable Insurance Trust filed with the Commission via EDGAR (CIK 0000918571).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company